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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-105553, No. 333-97369, No. 333-63070, No.
333-42656, No. 333-30111 and No. 333-04186) of Conceptus, Inc. of our reports dated March 15, 2004 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 15, 2004